Prospectus
February 1, 2000


LOGO                        MILLENNIUM INCOME TRUST
                    TREASURERS' GOVERNMENT MONEY MARKET FUND


The Treasurers' Government Money Market Fund is a money market fund that seeks high current income consistent with stability of capital and liquidity by investing in a portfolio of U.S. government securities.



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                             MILLENNIUM INCOME TRUST
                    Treasurers' Government Money Market Fund

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE...........................................................1

STRATEGY.......................................................................1

MAIN RISKS.....................................................................2

PERFORMANCE....................................................................2

FUND FEES AND EXPENSES.........................................................4

WHO SHOULD INVEST IN THE FUND..................................................5

FINANCIAL HIGHLIGHTS...........................................................5

FUND MANAGEMENT................................................................7

DIVIDENDS AND TAXES............................................................7

TRANSACTION POLICIES...........................................................7

BUYING AND SELLING SHARES......................................................8

INVESTMENT OBJECTIVE

The Treasurers' Government Money Market Fund (the "Fund") seeks high current income consistent with stability of capital and liquidity.

STRATEGY

The Fund pursues its investment objective by investing in marketable U.S. government securities such as:

     o    U. S. Treasury bills, notes, and bonds

     o other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

     o repurchase agreements with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York

All these investments must mature in one year or less.

The Fund's investment manager, Trias Capital Management, Inc. ("Trias" or the "Manager") purchases and sells securities based on monetary conditions, the available supply of appropriate investments, and its projections for short-term interest rate movements. Of course, there can be no guarantee that by following these investment strategies, the portfolio will achieve its objective.

The portfolio maintains a dollar weighted average maturity of 90 days or less and Trias manages the Fund to maintain a net asset value of $1 per share.

MAIN RISKS

Interest rates fluctuate over time. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. During periods when interest rates are low, the Fund's yield (and total return) also will be low.

Your investment is not a bank deposit. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund could lose money if an issuer or a party to a repurchase contract defaults. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. A portfolio investment default could cause the Fund's share price or yield to fall.

The Managers' strategy may not perform as expected. The Manager's maturity decisions will affect the Fund's yield, and in unusual circumstances, potentially could affect its share price. To the extent the Manager anticipates interest rate trends imprecisely, the Fund's yield could lag those of other money market funds . The Fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

PERFORMANCE

The chart and table below are intended to help you assess how the Fund's performance has varied from year to year and how it averages out over time (and consequently, the risks of investing in the Fund). Keep in mind that future performance may differ from past performance.

Bar Chart

5.25%     5.23%     5.42%     5.08%
1996      1997      1998      1999

Best quarter:       1.36%           Q1      1998
Worst quarter:      1.20%           Q2      1999

Average annual total returns (%) as of 12/31/99

                  1 Year               Since
                                     inception
                                     (10/2/95)
                 -----------------------------
                  5.08                 5.25

To obtain a current seven-day yield for the Fund, call toll free 800-514-2001

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE (%)
---------------------------------------------------------------
Shareholder Fees
---------------------------------------------------------------
(charged to you directly by the Fund)                   None
---------------------------------------------------------------
Annual operating expenses
(expenses paid by the Fund)
---------------------------------------------------------------
Management fees                                         0.20
Administration fee                                      0 05
Distribution (12b-1) fees                               None
Other Expenses                                          0.44
                                                       -----
Total annual operating expensesl                        0.69    (1)
---------------------------------------------------------------
(1) Trias has voluntarily agreed to temporarily reimburse the Fund's operating expenses to the extent that such expenses, as defined, exceed up to 0.30% of the average daily net assets of the Fund. Trias may discontinue this voluntary reimbursement at any time. The net expense the Fund actually paid is shown below.

Expense reduction               0.44
                                ----
Net operating expenses          0.25
                                ====

EXPENSES ON A $10,000 INVESTMENT

The following is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. It also assumes that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

          1 Year              3 Years          5 Years           10 Years
           $ 26                $ 81             $ 142              $ 324

WHO SHOULD INVEST IN THE FUND

The Fund is designed for

PUBLIC FUNDS, EMPLOYEE BENEFIT PLANS

and other institutional investors with the need to invest:

     o    Operating cash

     o    Proceeds of tax exempt bond issues

     o    Local government investment pools

     o    Cash balances between investments or

     o    Other short term investment needs

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds financial statements, are included in the Fund's Statement of Additional Information ("SAI"), which is available upon request.

                                                                         Year Ended September 30
                                                             ---------------------------------------------
                                                                1999        1998        1997        1996
                                                             ---------   ---------   ---------   ---------
PER SHARE DATA ($)
     Net asset value at beginning of period                      1.000       1.000       1.000       1.000

Income from investment operations
     Net investment income                                       0.049       0.053       0.051       0.052
     Net realized and unrealized gain (loss) on                     --          --          --          --
       investments

Less Distributions
     Distributions from net investment income                   (0.049)     (0.053)     (0.051)     (0.052)
     Distributions (from capital gains)                             --          --          --          --

Total Distributions                                             (0.049)     (0.053)     (0.051)     (0.052)

Net asset value at end of period                                 1.000       1.000       1.000       1.000
                                                             =========   =========   =========   =========

Total Return %                                                    5.03        5.33        5.06        5.27
                                                             =========   =========   =========   =========

RATIOS

Net assets at end of period (000's)                          $  65,541   $  33,708   $     111   $     132

Net of expenses waived or absorbed by Manager (%)
     Net expenses to average net assets                           0.25        0.22        0.00        0.00
     Net investment income to average net asset
                                                                  4.92        5.33        5.06        5.25

Net of expenses before waivers or absorption by Manager (%)
     Expenses to average net assets                               0.69        0.80       30.19       14.42
     Net investment income to average net assets                  4.48        4.74      (25.13)      (9.17)

FUND MANAGEMENT

Like other investment companies, the Trust retains various organizations to provide specialized services for the Fund.

The investment adviser for the Millennium Income Trust is Trias Capital Management, Inc. 140 S. Dearborn, Suite 1620, Chicago, Illinois. Collectively the principals of Trias have been engaged in the management of investment funds for approximately 40 years. In addition to serving as the Adviser to the Fund, Trias provides investment advice and manages investment portfolios for endowments, foundations, corporate cash, pension, profit sharing and individual accounts.

As the investment adviser, Trias oversees the asset management of the Millennium Income Trust. As compensation for these services Trias receives an annual fee not to exceed .20% of the Fund's assets. Trias has agreed to temporarily reimburse the Fund's total operating expenses to the extent that they exceed
 .25% of the Fund's assets.

DIVIDENDS AND TAXES

The Fund distributes to its shareholders substantially all of its net investment income and any realized capital gains. The Fund declares a dividend every business day based on its determination of its net investment income and realized capital gains. The Fund generally pays its dividends on the last business day of every month.

The dividends paid by the Fund are generally taxable as ordinary income. No portion of the Fund's distributions is eligible for the dividends received deduction available to corporations.

At the beginning of every year, the Fund provides shareholders with information detailing the tax status of any dividends the Fund declared during the previous calendar year.

TRANSACTION POLICIES

The Fund calculates its share price at 11:30 a.m. Central time on each day which the New York Stock Exchange is open for trading. The Fund's share price is its net asset value, or NAV, which is the Fund's net assets divided by the number of its shares outstanding. The Fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated and will receive that day's dividend.

The Fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

The Fund and transfer agent reserve certain rights, including the following:

     o To automatically redeem your shares if your balance falls below the minimum for the Fund as a result of selling your shares.

     o    To refuse any purchase order

     o    To change or waive the Fund's investment minimum.

     o To suspend the right to sell shares back to the Fund and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the SEC.

     o To withdraw or suspend any part of the offering made by this prospectus.

The Fund's minimum initial investment is $250,000. There is no minimum amount for subsequent investments.

BUYING AND SELLING SHARES

The information on the following pages outlines how you can place "good orders" to buy or sell shares of the Fund.

                             Millennium Income Trust
         [LOGO]              Treasurers' Government        Quick Reference Guide
                                Money Market Fund

TO OPEN AN ACCOUNT         To open without an immediate purchase skip to # 3

1    Call the Fund at 888-534-2001 to tell a representative of the Fund:

          The name of the account, and
          The tax id number and
          The dollar amount of the purchase

          We will give you the new account number.

2 Instruct your bank to immediately wire Fed Funds (see other side for instructions).

3    Complete the Account Information Form then:

a.   Fax the completed form to:    b.   Mail the signed original immediately to:

     Millennium Capital LLC             Countrywide Fund Services, Inc
     800-514-2004                       P.0. Box 5354
                                        Cincinnati, OH 45201

           ----------------------------------------------------------

NO REDEMPTIONS CAN BE PROCESSED BEFORE THE FUND RECEIVES THE SIGNED ACCOUNT FORM

     FOR QUESTIONS                           Countrywide Fund Services, Inc
     ABOUT YOUR ACCOUNT                                888-534-2001
                                                     fax 513-629-2901

     FOR MORE PROSPECTUSES,                      Millennium Capital LLC
     NEW ACCOUNT FORMS,                                800-514-2001
     and QUESTIONS ABOUT THE FUND                    fax 800-514-2004

Trias Capital Management, Inc *         Investment Adviser

                             Millennium Income Trust
         [LOGO]              Treasurers' Government        Quick Reference Guide
                                Money Market Fund

TO BUY            Purchase requests received by 11:30 am Central
SHARES            Time will start to earn interest that day
                  provided that the Fund's custody account is credited with Fed Funds by close of business that day.

I Call 888-534-2001 before 11:30 am to tell the representative of the Fund:

                  The account name and number; and The dollar amount of the purchase.

If you do not have a fund account number, see other side "TO OPEN AN ACCOUNT"

2    Instruct your bank to immediately wire Fed Funds to:

                  Fifth Third Bank
                  ABA # 042 000 314
                  Attn: TGMMF
                  Acct # 728-76052
                  For further credit to:    insert the account name and number

THE INVESTOR IS RESPONSIBLE FOR NOTIFYING THE FUND OF ALL PURCHASE ORDERS BEFORE SENDING ANY MONEY

TO SELL           If a redemption request is received by
SHARES            11:30 am Central Time, Fed Funds will be
                  wired to the investor that day.

                  Call 888-534-2001 before 11:30 am to tell a representative of the Fund: The account name and number; and The dollar amount of the redemption.

PROCEEDS OF REDEMPTIONS MAY ONLY BE SENT TO THE PRE-AUTHORIZED BANK ACCOUNT OF THE INVESTOR

LOGO
                             MILLENNIUM INCOME TRUST
                    TREASURERS' GOVERNMENT MONEY MARKET FUND

This prospectus contains important information on the Fund and should be read and kept for reference. You also can obtain more information from the following sources.

Annual and Semi-annual reports, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting the Fund or by viewing or downloading these documents from the EDGAR Database on the SEC's internet web-site at www.sec.gov. All materials from the Fund are free. You can also review these materials in person at the SEC's Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The SEC charges a duplicating fee.

                    Millennium Income Trust
                    140 S. Dearborn
                    Chicago, IL 60603
                    800-514-2001

                    Securities and Exchange Commission
                    450 Fifth Street, N.W.
                    Washington, D.C. 20549-0102
                    202-942-8090 (Public Reference Section)
                    www.publicinfo@sec.gov

                    SEC File Number
                    Millennium Income Trust            811-8816

                             MILLENNIUM INCOME TRUST
                    TREASURERS' GOVERNMENT MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Treasurers' Government Money Market Fund dated February 1, 2000. A copy of the Prospectus can be obtained by writing the Fund at 140 S. Dearborn, Suite 1620, Chicago, Illinois 60603.

This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE TRUST......................................................................2

INVESTMENT OBJECTIVE AND POLICIES..............................................2

INVESTMENT LIMITATIONS.........................................................6

TRUSTEES AND OFFICERS..........................................................8

INVESTMENT MANAGEMENT AND ADMINISTRATION.......................................9

SECURITIES TRANSACTIONS.......................................................11

NET ASSET VALUE...............................................................12

TAXES.........................................................................13

REDEMPTION IN KIND............................................................13

HISTORICAL PERFORMANCE INFORMATION............................................13

TRANSFER AND SHAREHOLDER SERVICE AGENT........................................14

DISTRIBUTOR...................................................................14

CUSTODIAN.....................................................................15

LEGAL COUNSEL.................................................................15

INDEPENDENT PUBLIC ACCOUNTANTS................................................15

THE TRUST

Millennium Income Trust (the "Trust") was organized as a Massachusetts business trust on August 19, 1994. The Trust currently offers one series of shares to investors, the Treasurers' Government Money Market Fund (the "Fund"). This Statement of Additional Information provides information relating to the Fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees (the "Trustees"). The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without its express consent.

Under Massachusetts law, in certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 (the "1940 Act") have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement of Millennium Income Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, the Trust Agreement provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust's assets are readily marketable and ordinarily substantially exceed liabilities, the risk of shareholder liability is slight and limited to circumstances in which both inadequate insurance existed and the Trust was unable to meet its obligations. In view of the above, the risk of shareholder liability is remote.

INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------
The investment objective of the Fund is to seek high current income, consistent with protection of capital. The Fund pursues its objective by investing exclusively in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Obligations"), and repurchase agreements collateralized by such U.S. Government Obligations. All securities purchased mature within 12 months or less, and the Fund maintains a weighted average portfolio maturity of 90 days or less. Except where otherwise indicated, all investment policies, practices and limitations of the Fund are non-fundamental which means they may be changed by the Board of Trustees (the "Trustees") without shareholder approval. There can be no assurance that the investment objective of the Fund will be achieved.

US GOVERNMENTS AND AGENCIES

U.S. Government Obligations include securities that are issued or guaranteed by the United States Treasury and by various agencies of the United States Government. U.S. Treasury obligations are backed by the full faith and credit of the United States Government. Other U.S. Government Obligations may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments.

United States Treasury obligations ("U.S. Treasuries") include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Government agencies that issue or guarantee securities backed by the full faith and credit of the United States include the Government National Mortgage Association and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the United States include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority.

The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the United
States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by the Government National Mortgage Association, may affect the value of, and return on, an investment in such securities.

STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupon or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers. The Fund may only enter into repurchase agreements fully collateralized by U.S. Government Obligations. The Fund may enter into repurchase agreements with the Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed 102% of the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed 102% of the value of the repurchase agreement. The collateral securing the seller's obligation will be held by the Custodian or in the Fund's account in the Federal Reserve Book Entry System. The Fund will not enter into a repurchase agreement not terminable within seven business days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Fund's investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed 102% of the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

OTHER INVESTMENT TECHNIQUES
The Fund may also engage in the following investment techniques, each of which may involve certain risks:

DELAYED SETTLEMENT TRANSACTIONS. The Fund will make commitments to purchase securities on a When-Issued ("WI") or To-Be-Announced ("TBA") basis. Obligations issued on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund intends to invest less than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

In connection with these investments, the Fund will direct the Custodian to place liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a WI or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a WI or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a WI or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a WI or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a WI or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a WI or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities, may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. Government obligations with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding securities, as defined in the 1940 Act. The Fund will provide shareholders thirty (30) days prior notice before lending any portfolio securities.

BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or other persons (in an amount not exceeding 5% of its total assets) for temporary purposes. The Fund may pledge assets in connection with borrowings, but the Fund will not pledge more than one-third of its assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding securities.

The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate the Fund's investment adviser or any affiliated person of the Trust or an affiliated person of the Fund's investment adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire the loaned securities on five days' written notice or in time to vote on any important matter.

INVESTMENT LIMITATIONS
The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding securities of the Fund. The term "majority of the outstanding securities" of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

The limitations applicable to the Fund are:

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other entity for temporary purposes only, provided than when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

2. Pledging. The Fund will not mortgage, pledge, or hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge, or hypothecate more than one-third of its assets in connection with borrowings.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. Real Estate. The Fund will not purchase, hold or deal in real estate.

6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities future contracts or invest in oil, gas or other mineral exploration or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemptions of securities.

9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

10. Other Investment Companies. The Fund will not invest in the securities of any investment company except as permitted by the Investment Company Act of 1940.

11. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in a particular industry; this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

13. Senior Securities. The Fund will not issue senior securities as defined in the Investment Company Act of 1940. Notwithstanding any other investment policy the Fund may invest all, but not less than all, of its investable assets in the securities of beneficial interests of a single pooled investment entity having substantially the same objective, policies and limitations as the Fund.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund. The Trust does not presently intend to acquire securities issued by any other investment companies. The Trust does not presently intend to invest all its assets in securities issued by any other single pooled investment entity. The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
The Board of Trustees has overall responsibility for the conduct of the Fund's affairs. The officers and trustees of the Fund, their principal occupations and affiliations, if any, with the Adviser and Underwriter and their ages, are listed below.

James A. Casselberry, Jr., Trustee, Chairman of the Board and President*, 140 S. Dearborn, Chicago, Illinois; Chairman and Chief Executive Officer of Trias Capital Management, Inc. (the investment adviser of the Trust) beginning in 1996. From 1995 through 1996, Chief Operating officer of Wedgewood Capital Management, an investment adviser. From 1991 to 1995 Investment Manager at the MacArthur Investment Group and Director of Fixed Income Investments for the John
D. and Catherine T. MacArthur Foundation, a 501(c)(3) foundation. From 1987 to 1991, portfolio manager of First National Bank of Chicago, managing the First Prairie money market funds. (40).

Janis S. England, Trustee, Secretary and Treasurer*, 10814 Bull Valley Road, Woodstock, Illinois; Chairman of Millennium Financial LLC (administrator of the Trust) LLC and Millennium Capital LLC (the principal underwriter of the Trust). From 1986 through 1993 she was associated with Kemper Financial Services, Inc. (a registered broker-dealer and investment adviser) most recently as Senior Vice President with responsibility for, among other things, wholesale money market funds. (53).

Albert R. Grace, Jr., Trustee*, 175 W. Jackson, Chicago, IL; President and COO of Loop Capital Markets LLC, a registered broker-dealer, since 1997. From 1994 until 1997 Vice President Northern Trust Company, a national bank. From 1987 through 1993, he was associated with Kemper Financial Services, Inc. (a registered broker-dealer and investment adviser) most recently as President of the Selected Funds. (48)

Marjorie H. O'Laughlin, Trustee*, 3838 N. Rural Street, Indianapolis, IN; Treasurer, Health & Hospital Corporation of Marion County, a municipal corporation created by the Indiana General Assembly. From 1987 through February 1995 Treasurer of the State of Indiana. (70).

Sally M. Tassani, Trustee*, 6003 Guion , Indianapolis, IN; Director and Executive Vice President of Paul Harris Stores, Inc., a specialty retailer of moderately price women's apparel and accessories since July 1998. From January 1998 to June 1998 Managing Director of Tassani Partners LLC, marketing communication consultants. From October 1995 through 1997, Senior Vice-President of Leo Burnett Company, an advertising agency. From August through September 1995 Executive Vice-President of Bender Browning Dolby & Sanderson an advertising agency. Formerly Chief Executive Officer of Tassani & Paglia Inc., an advertising agency. (50).

Barbara E. Wallace , Trustee* 875 N. Michigan Avenue, Chicago, IL; Executive Vice President of SMG Marketing Group, Inc., a firm providing information and consulting to the health care industry. (50).

* These are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the of 1940 Act. Mr. Casselberry is an affiliated person of Trias Capital Management, the Trust's investment adviser. Ms. England is an affiliated person of Millennium Capital LLC, the Trust's principal underwriter, and Millennium Financial LLC, the Trust's administrator. Mr. Grace is an affiliated person of Loop Capital Markets LLC, a registered broker-dealer.

* Member of the Audit Committee

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

The Fund pays Trustees who are not interested persons of the investment adviser a fee of $1,000 for each Board meeting attended plus $250 for each committee meeting attended. The table below shows the amounts estimated to be paid to Trustees during the Trust's 1999 fiscal year.

                           Aggregate       Pension or Retirement    Total
                           Compensation    Benefits Accrued as      Compensation
Name of Trustee            from Trust      Part of Trust Expenses   from Trust
--------------------------------------------------------------------------------

Marjorie H. O'Laughlin       $4,000                 $0                $4,000
Albert R. Grace, Jr.         $2,000                 $0                $2,000
Sally M. Tassani             $4,000                 $0                $4,000
Barbara E. Wallace           $4,000                 $0                $4,000

On November 1, 1999, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. Those record owners which owned beneficially 5% or more of the outstanding shares of the Fund are: City of Detroit - Water Bond 97 Fund for 83, 2 Woodward Ave, Detroit, MI 48226, 16.66%; Chicago Housing Authority/Section 8, 626 W. Jackson, Chicago, IL, 60661, 39.64%; Treasurer State of Illinois, 300 W. Jefferson, Springfield, IL 62702 7.75%; New America Insurance Company, 7640 Southgate Blvd, N. Lauderdale FL 33068 22.80%.

INVESTMENT MANAGEMENT AND ADMINISTRATION
The Trust's investment manager is Trias Capital Management, Inc. ("Trias"). Under the terms of an investment advisory agreement (the "Advisory Agreement") with the Fund, Trias provides the investment advice to the Fund subject to the supervision of the board of trustees. Trias has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objective, restrictions and policies. In addition to serving as the investment adviser to the Fund, Trias provides investment advice and manages investment portfolios for endowments, foundations, corporate cash, pension, profit sharing and individual accounts. Trias is controlled by Mr. James A. Casselberry, Jr.

Mr. James A. Casselberry, Jr. is the Chief Executive Officer of Trias, and the Fund's portfolio manager. Mr. Casselberry has more than 10 years of experience as a fixed income strategist. Prior to founding Trias Capital Management, Mr. Casselberry was the Chief Operating Officer at Wedgewood Capital Management in Washington, D.C. His primary responsibility was to oversee the firm's marketing, client services and operations divisions. Before joining Wedgewood Capital Management, Mr. Casselberry was a Partner in the MacArthur Investment Group and was the Director of Fixed Income Investments for the John D. and Catherine T. MacArthur Foundation. Preceding his four years at the MacArthur Foundation, Mr. Casselberry served as Portfolio Manager and Credit Analyst for First National Bank of Chicago. Mr. Casselberry managed two tax-exempt money market funds, First Prairie Tax-exempt Money Market Fund ($400 Million) and the Personal Investments Tax-Exempt Fund ($500 Million). Mr. Casselberry graduated from the University of Illinois at Chicago with a Bachelor of Science degree in Economics. Mr. Casselberry is an associate member of the Financial Analysts Federation, a member of the Chicago Quantitative Alliance, a member of the Urban Bankers' Forum, and the Treasurer of the National Association of Security Professionals.

For performing its responsibilities, the Fund pays Trias an annual fee, payable monthly, of .20% of the Fund's average daily net assets. Trias has agreed to temporarily reimburse the Fund's total operating expenses to the extent that they exceed .25% of the average daily net assets of the Fund on an annual basis. For this purpose "operating expenses" do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Fund, Trias may terminate this expense absorption at any time.

By its terms, the Trust's Advisory Agreement will remain in force until June 30, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Trias. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. For the fiscal years ended September 30 1999, 1998, and 1997 the Fund incurred $64,495, $25,202 and $301, respectively, for the investment management services.

The Fund retains Millennium Financial LLC, (MFL) to manage the Fund's business affairs. MFL is located at 10814 Bull Valley Road, Woodstock, IL, and is an
Illinois limited liability company. Under the terms of an administration agreement (the "Administration Agreement") with the Fund, it is MFL's responsibility to provide executive and administrative services to the Trust.

MFL supervises the preparation of the Trust's tax returns, reports to shareholders of the Trust; reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for the meetings of the Board of Trustees. The controlling member of MFL is Janis S. England. For performing its responsibilities, the Fund pays MFL an annual fee, payable monthly, of .05% of the Fund's daily net assets.

By its terms, the Trust's Administration Agreement will remain in force until June 30, 2000 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by MFL. The Administration Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Trias and MFL shall not be liable for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it except acts or omissions involving willful misfeasance of the duties imposed upon it by its contract with the Trust.

The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party.

The Fund may have an obligation to indemnify the Trust's Officers and Trustees with respect to such litigation except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. As the Fund's distributor, MFL bears promotional expenses in connection with the distribution of the Fund's shares. The Fund will not be responsible for the compensation and expenses of any officer, Trustee or employee of the Trust who is either (i) an officer, member or employee of MFL or
(ii) an officer, partner or employee of Trias.

MFL has licensed the use of the name "Millennium," "Millennium Income" or any derivation thereof in connection with any registered investment company or other business enterprise with which the Trust is or may become associated.

In the event MFL ceases to be the Administrator of the Fund, the Fund will be required to cease using the name.

SECURITIES TRANSACTIONS
Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Trias and are subject to review by the Trustees. In the purchase and sale of portfolio securities, Trias seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Trias generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities may be purchased directly from the United States Treasury. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer and underwriting spreads that will involve the Fund paying a mark-up or mark-down for such security.

Trias is specifically authorized to select brokers who also provide brokerage and research to the Fund and/or other accounts over which Trias exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Trias determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Trias's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Trias, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Trias in servicing all of its accounts and not all such services may be used by Trias in connection with the Fund.

NET ASSET VALUE
The NAV of the shares of the Fund is determined as of 11:30 p.m. Central time, on each Business Day. Business Day means any day on which the New York Stock Exchange is open for trading. For a description of the method used to determine the NAV see "Net Asset Value" in the Prospectus.

Pursuant to Rule 2a-7 promulgated under the 1940 Act, the Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Fund. Pursuant to Rule 2a-7, the Fund maintains a dollar weighed average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of one year or less and invests only in United States dollar- denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as practicable. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently then annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's NAV, calculated by using available market quotations, deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities, the withholding of dividends, the redemption of shares in kind, or the establishment of a NAV per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that the Fund complies with the quality requirements of Rule 2a-7. While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

TAXES
The Prospectus  describes  generally the tax treatment of  distributions  by the
Fund.  This  section  of  the  Statement  of  Additional   Information  includes
additional information concerning federal taxes.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
Although the Trust intends to redeem Fund shares in cash, it reserves the right under circumstances when the Board of Trustees deems it in the best interests of the Fund's shareholders, to pay the redemption price in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-I under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an "in-kind" redemption will, to the extent available, be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
Yield quotations on investments in the Fund are provided on both a current and an effective (compounded) basis. The current yield for the 7 day period ended 9/30/99 was 5.06%. Current yield is calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The effective yield for the 7 day period ended 9/30/99 was 5.19%. Effective yield reflects daily compounding and is calculated as follows: Effective yield = (base period return * 1)(365/7)-l. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method).

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. The performance of the Fund may be compared to that of other money market mutual funds tracked by mutual fund rating services, various indices of investment performance or direct investments in United States government obligations or bank certificates of deposit, or other investments for which reliable performance data is available. The Fund performance may also be compared with other well known market rates, including the Federal Funds rate, or investments for which its institutional clients request comparative data. The Fund may use the following publications or indices to discuss or compare Fund performance:

     Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Fund may compare performance with any other individual money market fund or any of the taxable fund categories.

     Federal Reserve Publication H.15 and G.13 Selected Interest Rates provides weekly and monthly averages of various direct investments including U.S. Treasury Bills and the Federal Funds rate.

     Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Short Term U.S. Government Funds or the Institutional Government Money Market Funds category.

In assessing such comparisons of performance with indices, averages, other funds, direct investments or market rates, an investor should keep in mind that the composition of the investments in the reported funds, indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. Additionally, some direct investments may be insured by, or direct obligations of, the U.S. Government, while the Fund is not. In addition, there can be no assurance that the Fund will continue its comparative performance record.

TRANSFER AND SHAREHOLDER SERVICE AGENT
As described in the Prospectus, Countrywide Fund Services, Inc. ("Countrywide") is the Trust's transfer and dividend disbursing, shareholder servicing and plan agent. Countrywide maintains the records of each shareholder account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

DISTRIBUTOR
Millennium Capital LLC located at 10814 Bull Valley Road, Woodstock, Illinois.(the "Distributor") is the principal underwriter of the Trust and is the exclusive agent for distribution of shares of the Fund. Millennium Capital LLC is an Illinois limited liability company organized on March 9, 1994.

The Distributor is controlled by Janis S. England. Shares of the Fund are offered on a continuous basis. The Fund is available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

CUSTODIAN
Fifth Third Bank has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

LEGAL COUNSEL
Legal counsel is provided by Bell, Boyd & Lloyd.

INDEPENDENT PUBLIC ACCOUNTANTS
The firm of Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 1999. The financial statements appearing in the registration statement have been audited by Arthur Andersen LLP as set forth in their reports thereon appearing in the registration statement.

                             SCHEDULE OF INVESTMENTS
                               September 30, 1999

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.4%
                                                        Par            Value
                                                    -----------     -----------
Federal Farm Credit Bank
     5.17% discount rate, due 10/l/99               $ 1,216,000     $ 1,216,000
     5.64%, Floating Rate Note, due 10/1/99           2,000,000       2,000,000
Federal Home Loan Bank
     5.82%, due 12/2/99                                 500,000         500,123
     7.92%, due 12/23/99                                400,000         401,945
Federal Home Loan Mortgage Corp
     5.19% discount rate, due 10/l/99                 1,120,000       1,120,000
Federal National Mortgage Association
     5.20% discount rate, due 10/1/99                 1,685,000       1,685,000
     5.18% discount rate, due 10/25/99                3,443,000       3,431,018
     5.81%, due 10/l/99                                 700,000         700,000
     8.40%, due 10/25/99                              1,600,000       1,603,228
     5.95%, due 11/5/99                                 610,000         610,267
Student Loan Marketing Association
     5.45%, Floating Rate Note, due 2/17/00           2,000,000       2,000,000
                                                                    -----------

TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
(Amortized Cost $ 15,267,581)                                        15,267,581

REPURCHASE AGREEMENTS (1) - 76.6 %                   Proceeds          Value
                                                    -----------     -----------
     Bear Stearns
     5.31%, Issue date 9/30/99, due 10/l/99         $40,118,988     $40,113,072
     Lehman Brothers
     5.25%, Issue date 9/30/99, due 10/7/99          10,010,209      10,000,000
                                                    -----------     -----------
TOTAL REPURCHASE AGREEMENTS                          50,129,197      50,113,072
                                                    -----------     -----------
TOTAL INVESTMENTS
     (Amortized Cost $ 65,380,653)                                  $65,380,653
                                                                    -----------
(1) Repurchase agreements are fully collateralized by U.S. Government agency securities.

See accompanying Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999

ASSETS:
         Investment securities, at cost and value (Note 2)         $ 65,380,653
         Receivables
                  Accrued income                                        167,024
                  Receivable from related party                          99,450
         Other assets                                                     8,984
                                                                   ------------

                  Total assets                                       65,656,111
                                                                   ------------
LIABILITIES:
         Income distribution payable                                     84,440
         Accrued Expenses                                                30,897
                                                                   ------------

                  Total liabilities                                     115,337
                                                                   ------------

Net Assets                                                         $ 65,540,774
                                                                   ============

Net assets consist of Paid-in capital                              $ 65,560,153
Accumulated net realized losses from security transactions              (19,379)
                                                                   ============

Net assets                                                         $ 65,540,774
                                                                   ============
Shares of beneficial interest outstanding
         (Unlimited number of shares authorized, no par value)       65,560,153
                                                                   ============
Net asset value, redemption price and
         offering price per share (Note 2)                         $       1.00
                                                                   ============

See accompanying Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                          Year Ended September 30, 1999

INVESTMENT INCOME:
Interest income
         U.S. government and agency obligations                     $ 1,167,989
         Repurchase agreements                                          500,574
                                                                    -----------
                  Total Income                                        1,668,563

EXPENSES: (Note 3)
         Management fees                                                 64,495
         Administration fees                                             16,124
         Service fees                                                    49,914
         Professional fees                                               15,745
         Insurance expense                                                9,167
         Trustees fees & expenses                                        16,485
         S & P rating fee                                                36,667
         Registration fees                                                9,396
         Amortization of organization expenses                            5,984
                                                                    -----------

                  Total Expenses                                        223,977

Less expenses reimbursed by the Manager (Note 3)                        143,361
                                                                    -----------

                  Net Expenses                                           80,616
                                                                    -----------

NET INVESTMENT INCOME                                                 1,587,947
                                                                    -----------

NET REALIZED LOSSES FROM SECURITY TRANSACTIONS                          (19,379)
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 1,568,568
                                                                    ===========

See accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Year Ended September 30,
                                                               ------------------------------
                                                                    1999             1998
                                                               -------------     ------------
From operations:
         Net investment income                                 $   1,587,947     $    673,426
         Net realized loss from security transactions                (19,379)              --
                                                               -------------     ------------
                  Net increase in net assets from operation        1,568,568               --
From dividends:
         Dividends to shareholders from net
         investment income                                        (1,587,947)        (673,426)
From capital share transactions:
         Proceeds from shares sold                               171,492,461       33,475,179
         Shares issued in reinvestment of dividends                  841,401          321,417
         Less payments for shares redeemed                      (140,481,515)        (200,000)
                                                               -------------     ------------

                  Net increase in net assets due to
                           capital share transactions             31,852,346       33,596,596
                                                               -------------     ------------

         Total increase in net assets                             31,832,968       33,596,596

Net assets:
         Beginning of year (Note 1)                               33,707,806          111,210
                                                               -------------     ------------

         End of year                                           $  65,540,774     $ 33,707,806
                                                               =============     ============

See accompanying Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

(1)  Organization

The Millennium Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 19, 1994. The Trust has established one fund series, the Treasurers' Government Money Market Fund (the "Fund"). The Fund had no operations prior to the public offering (which occurred on October 2, 1995) of shares except for the initial issuance of shares; accordingly, no financial statement information is presented for the period prior to fiscal 1996. The Fund's investment objective is to seek high current income, consistent with protection of capital.

(2)  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies:

Security valuation - Securities are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share.

Repurchase  agreements  -  Repurchase  agreements  are  collateralized  by  U.S.
Government securities and are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the Fund's custodian customer-only account at the Federal Reserve Bank of Cleveland. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will he equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would equal the face amount of the repurchase agreement(s) and accrued interest, net of any proceeds received in liquidation of the underlying securities. To minimize the possibility of loss, the Fund enters into repurchase agreements only with institutions deemed to be creditworthy.

Security transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Fund share valuation, investment income and distributions to shareholders -The net asset value per share of the Fund is calculated twice a day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Interest income is accrued as earned. Distributions from net investment income are declared daily and paid on or about the first business day of each month.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October
31) plus undistributed amounts from prior years.

(3)  Transactions with Affiliates

The President of the Trust is the chairman and controlling shareholder of Trias Capital Management, Inc. ("Trias"), the Trust's investment manager. The Secretary/Treasurer of the Trust is the chairman and controlling member of Millennium Financial LLC ("MFL"), the Trust's administrator, and Millennium Capital LLC ("MCL"), the Trust's principal underwriter.

Investment Management Agreement - The Fund's investments are managed by Trias pursuant to the terms of a management agreement. Under the terms of the management agreement, the Fund pays Trias a fee, which is computed and accrued daily and paid monthly at the annual rate of .20% of its average daily net assets. For fiscal 1999 Trias agreed to reimburse the Fund the amount by which its total operating expenses exceeded .25% of average daily net assets. For the year ended September 30, 1999, the total of such reimbursements were $143,361.

Administration Agreement - The Fund's business affairs are managed by MFL pursuant to the terms of an administration agreement. Under the terms of the administration agreement, the Fund pays MFL a fee, which is computed and accrued daily and paid monthly at the annual rate of .05% of its average daily net assets.

Transfer Agent and Shareholder Service Agreement - The Fund has a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc. ("CFS"). For the services provided under this agreement, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a minimum monthly fee not to exceed $1,500. In addition, the Fund pays CFS' out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement - The Fund has an Accounting Services Agreement with CFS. For the services provided under this agreement CFS receives a monthly fee. Based on current asset levels this fee is $2,000 per month.

Organizational Expenses - Expenses paid by MFL amounting to $23,500, were incurred in connection with the organization of the Trust and the initial offering of shares. Such organizational expenses were capitalized and amortized on a straight-line basis over the last five years.

Report of Independent Public Accountants

To the Shareholders and Board of Trustees of the Treasurers' Government Money Market Fund of Millennium Income Trust:

We have audited the accompanying statement of assets and liabilities of the Treasurers' Government Money Market Fund of Millennium Income Trust (a Massachusetts business trust), including the schedule of investments as of September 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasurers' Government Money Market Fund of the Millennium income Trust as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP

Cincinnati, Ohio,
November 8, 1999